UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

FLORIDA POWER CORPORATION

d/b/a Progress Energy Florida, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip code)

(727) 820-5151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.  Regulation FD Disclosure.

In February 2012, the Florida Public Service Commission (the “FPSC”) approved a comprehensive settlement agreement among Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the “Company”), the Florida Office of Public Counsel and other consumer advocates that addressed several matters, including the Crystal River Unit 3 delamination prudence review then pending before the FPSC.  Pursuant to the settlement agreement, the Company will refund replacement power costs on a pro rata basis based on the in-service date of up to $40 million in 2015 and $60 million in 2016 if repairs do not begin on Crystal River Unit 3 prior to the end of 2012.  The parties to the agreement also have the right to challenge the Company’s decision to repair and the repair plan chosen by the Company should such repairs begin after the end of 2012.

Duke Energy Corporation (“Duke Energy”) and the Company continue to evaluate the potential repair of CR3.  Because of the continued evaluation of the repair option, the Company has determined that it is unlikely to be in a position to begin the repair of Crystal River Unit 3 prior to the end of 2012 and, as a result, will be subject to the $100 million total refund for replacement power costs in accordance with the settlement agreement.  Duke Energy, accordingly, will record a $100 million liability related to the replacement power refund obligation which will be recorded as an increase to goodwill in purchase accounting related to the Duke Energy acquisition of Progress Energy, Inc.  PEF will record a $100 million obligation as a charge against income.

A final decision on whether to repair or retire CR3 has not been made.  Duke Energy will proceed with the repair option only if there is a high degree of confidence that the repair can be successfully completed and licensed within the final estimated costs and schedule, and in the best interests of Duke Energy’s customers, joint owners and investors.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: October 31, 2012	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Executive Vice President and Chief Legal Officer and Corporate Secretary

FLORIDA POWER CORPORATION d/b/a Progress Energy Florida, Inc.

Date: October 31, 2012	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Executive Vice President and Chief Legal Officer